UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 5, 2025
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
6.125% Notes due 2032	PRGO32A	New York Stock Exchange
5.375% Notes due 2032	PRGO32B	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company's Annual General Meeting of Shareholders held on May 1, 2025, the Company's shareholders voted on the following matters:

1.Election of directors to hold office until the 2026 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	113,193,826.68	1,194,953.00	115,015.94	8,298,056.68
Orlando D. Ashford	108,958,421.48	5,438,948.20	106,425.94	8,298,056.68
Julia M. Brown	110,209,502.48	4,192,719.20	101,573.94	8,298,056.68
Kevin Egan	112,528,433.48	1,894,703.20	80,658.94	8,298,056.68
Adriana Karaboutis	100,915,091.48	12,605,074.20	983,629.94	8,298,056.68
Jeffrey B. Kindler	111,383,895.68	3,045,339.00	74,560.94	8,298,056.68
Patrick Lockwood-Taylor	113,841,837.68	597,023.00	64,934.94	8,298,056.68
Albert A. Manzone	99,489,588.68	14,939,807.00	74,399.94	8,298,056.68
Donal O'Connor	112,382,133.68	2,039,984.00	81,677.94	8,298,056.68
Geoffrey M. Parker	113,134,088.68	1,290,574.00	79,132.94	8,298,056.68
Jonas Samuelson	112,461,851.48	1,954,276.20	87,667.94	8,298,056.68

2.Ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company's independent auditor for the year ending December 31, 2025, and authorize, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor:

For	Against	Abstain	Broker Non-Votes
120,540,568.10	1,795,304.20	465,980.00	—

3.Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
112,569,658.90	1,779,850.72	154,286.00	8,298,056.68

4.Renew the Board's authority to issue shares under Irish law:

For	Against	Abstain	Broker Non-Votes
122,145,864.16	585,228.14	70,759.00	1.00

5.Renew the Board's authority to opt-out of statutory pre-emption rights under Irish law:

For	Against	Abstain	Broker Non-Votes
119,988,639.10	2,652,558.20	160,653.00	2.00

6.Approve an increase in the maximum number of directors who may be appointed to the Board:

For	Against	Abstain	Broker Non-Votes
120,921,008.63	1,759,352.67	121,488.00	3.00

7.Approve amendments to the Company's Articles of Association:

For	Against	Abstain	Broker Non-Votes
113,359,863.42	942,188.20	201,744.00	8,298,056.68

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Charles Atkinson
Dated:	May 5, 2025		Charles Atkinson
General Counsel & Company Secretary